Exhibit 99.1

TELEFLEX INCORPORATED

SECOND QUARTER 2013

EARNINGS CONFERENCE CALL

Conference Call Logistics

The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on “Investors”)

Telephone replay available by dialing 888-286-8010 or for international calls, 617-801-6888, pass code number 88095129

Introductions

Benson Smith

Chairman, President and CEO

Thomas Powell

Executive Vice President and CFO

Jake Elguicze

Treasurer and Vice President of Investor Relations

Forward-Looking Statements/Additional Notes

This presentation and our discussion contain forward-looking information and statements including, but not limited to, our expectations with respect to expected launch dates of new products; forecasted 2013 constant currency revenue growth; forecasted 2013 gross and adjusted operating margins; expected impact of the medical device tax on adjusted operating margin; forecasted 2013 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K.

This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted gross profit and margin; adjusted operating income and margins; adjusted earnings per share; adjusted selling, general and administrative expenses; and adjusted operating expenses. Adjusted diluted earnings per share excludes, depending on the period presented, (i) the effect of charges associated with our restructuring program, as well as goodwill and other asset impairment charges; (ii) the gain or loss on sales of businesses and assets; (iii) losses and other charges related to acquisition costs, the reversal of a reserve associated with a previously announced stock keeping unit reduction program, and a litigation verdict against the Company with respect to a non-operating joint venture; (iv) the amortization of the debt discount on the Company’s convertible notes; (v) charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011; (vi) intangible amortization expense; and (vii) tax benefits resulting from the resolution of prior years’ tax matters and the filing of prior years’ amended tax returns. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). The Company had decided to include the anti-dilutive impact of the convertible note hedge agreements because it believes it is useful for investors to understand their economic effects. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Adjusted selling, general and administrative expenses and adjusted operating expenses exclude income related to contingent consideration and costs associated with acquisitions. Adjusted operating income and margin exclude certain losses and other charges, restructuring and impairment charges and (gain) loss on sale of businesses and assets. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation.

The following slides reflect continuing operations.

SECOND QUARTER 2013 HIGHLIGHTS

Financial Highlights

Revenue of $420.1 million, up 9.6% constant currency

Adjusted gross margin of 49.8%, up 170 bps vs. prior year

Adjusted operating margins of 17.0%, flat vs. prior year

Adjusted EPS of $1.27, up 3.3% vs. prior year

Strategic Highlights

Price initiatives drove 91 bps of top-line growth in Q2 2013 compared to Q2 2012

Latin America up 299 bps

North America up 116 bps

Europe up 62 bps

Asia Pacific down 14 bps

Eighth consecutive quarter of positive year-over-year pricing and sequential improvement from Q1 2013

Strategic Highlights

Continue to invest in product areas to drive future revenue growth and profitability

Research & development spending up 30 bps, or 21%, compared to Q2’12

Newly introduced products contribute 132 bps of revenue growth compared to Q2’12

Gained marketing clearances for new ARROW® GPSCath® balloon dilation catheters and ARROW® NextStep® Retrograde femoral length dialysis catheters

Launched Rusch® TruLite™ laryngoscope system and ARROW® VPS G4™ vascular positioning system

Strategic Highlights

ARROW® GPSCath® Balloon Dilation Catheter

PRODUCT DESCRIPTION

Enables multiple vascular procedures to be performed with one dual-function catheter, potentially reducing procedure time and expense for both patients and medical professionals

Combines angioplasty and proprietary VisioValve™ injection system which enables physicians to perform high-pressure angioplasty and inject physician-specified fluids while maintaining guidewire position

EXPECTED LAUNCH

Q3 2013

Strategic Highlights

ARROW® NextStep® Retrograde Femoral Length Dialysis Catheters

PRODUCT DESCRIPTION

Designed for clinician ease of insertion and to take better advantage of the blood flow dynamics within the heart through its unique reversed port configuration resulting in reduced recirculation and high flow rates

EXPECTED LAUNCH

Q3 2013

Strategic Highlights

Rusch® TruLite™ Laryngoscope System

PRODUCT DESCRIPTION

Disposable laryngoscope blade and handle system for single-patient use

System features LED lighting technology

Addresses clinician concerns regarding potential risk of patient cross-contamination and cost of maintaining reusable laryngoscopes

LAUNCHED

Q2 2013

Strategic Highlights

ARROW® VPS G4™ (Vascular Positioning System)

PRODUCT DESCRIPTION

Only system to use micro-doppler ultrasound technology in combination with intravascular ECG and advanced algorithms

Provides easy-to-follow symbols and improved sterile field capability

Wi-Fi access to enable integration with hospital data management systems

LAUNCHED

Q2 2013

Strategic Highlights

LMA International N.V. and affiliates

Contributed revenue of approximately $32.5 million in Q2 2013

LMA integration and performance continues to be slightly ahead of initial expectations

Strategic Acquisition: Ultimate Medical

A leading supplier and innovator of airway management devices, including a full-range of laryngeal mask airways

Developed the Cuff PilotTM, the world’s first integrated cuff pressure indicator for airway management devices. This novel technology allows clinicians to continuously assess cuff pressure which may reduce the risk of aspiration and tracheal injury.

Cuff PilotTM technology is currently used with Ultimate Medical’s portfolio of laryngeal masks and has potential application for use with LMATM laryngeal masks

Strategic Acquisition: Eon Surgical

Late stage development company that has advanced a minimally invasive micro-laparoscopy surgical platform technology designed to enhance surgeons’ ability to perform scarless surgery while producing better patient outcomes

Developed the InterTipTM platform, a complete solution for performing scarless laparoscopic surgery, that unlike single-port laparoscopy allows the surgeon to maintain the triangulation of standard laparoscopic surgery

Technology is applicable to the majority of all laparoscopic surgical procedures and allows Teleflex to expand its offering for minimally invasive surgery

Tools

Intersleeve

Camera

Telescoping Needle with Handle

Strategic Highlights

Continue to expand GPO & IDN relationships

6 new agreements (3 GPO; 3 IDN)

1 GPO agreement renewal

Profitability improvement and facility rationalization initiatives continue

Completed the North American Distribution Center consolidation program

Completed the integration of legacy Arrow ERP system to Teleflex SAP platform at the beginning of Q3 2013

SECOND QUARTER 2013 FINANCIAL REVIEW

Financial Results

Revenue of $420.1 million

Up 9.6% vs. prior year on an as-reported and constant currency basis

Adjusted gross margin of 49.8%

Up 170 bps vs. prior year

Research & development spending up 21% from prior year

Adjusted operating margin of 17.0%

Flat vs. prior year

Adjusted EPS of $1.27

Up 3.3% vs. prior year

SECOND QUARTER PRODUCT & SEGMENT REVENUE REVIEW

Product Revenue Review

Q2’13

8%

5%

18%

69%

Critical Care Cardiac Care

Surgical Care OEM

Q2’12

10%

5%

19%

66%

Critical Care Cardiac Care

Surgical Care OEM

Constant Currency Revenue Commentary

Critical Care: $289.3 million, up 14.0%

Anesthesia – up 57.3% Urology – up 6.0%

Vascular and interventional access – up 2.8% Respiratory – down 6.5%

Cardiac Care: $20.2 million, down 1.0%

Surgical Care: $78.1 million, up 6.6%

OEM:

$32.1 million, down 11.0%

Note: Increases and decreases in revenue referred to above are as compared to results for the second quarter of 2012.

Segment Revenue Review

Q2’13

8%

12%

33%

47%

Americas

EMEA

Asia

OEM

Q2’12

10%

11%

33%

46%

Americas

EMEA

Asia

OEM

Constant Currency Revenue Commentary

Americas: $199.8 million, up 12.9%

Asia: $50.4 million, up 17.3%

EMEA: $137.8 million, up 8.1%

OEM: $32.1 million, down 11.0%

Note: Increases and decreases in revenue referred to above are as compared to results for the second quarter of 2012.

2013 FINANCIAL OUTLOOK

2013 Financial Outlook

Constant currency revenue growth of between 10% to 12%

Previously provided constant currency revenue growth expectations were 11% to 13%

Adjusted gross margin of between 50% to 51%

Including impact of medical device tax, adjusted operating margin expected to be between 16.0% to 17.0%

Medical device tax expected to negatively impacts year-over-year adjusted operating margin by ~ 1%

Adjusted earnings per share expected to be between $4.70 to $4.90

Now includes anti-dilutive impact of convertible note hedge agreements

QUESTION & ANSWER

APPENDICES

Appendix A –

Reconciliation of Product Constant Currency Revenue Growth

Dollars in Millions

Three Months Ended

% Increase / (Decrease)

June 30, 2013

July 1, 2012

Constant Currency

Currency

Total

Critical Care

$289.3

$253.9

14.0%

(0.1%)

13.9%

Surgical Care

78.1

72.9

6.6%

0.5%

7.1%

Cardiac Care

20.2

20.5

(1.0%)

(0.6%)

(1.6%)

OEM

32.1

36.0

(11.0%)

0.2%

(10.8%)

Other

0.4

-

0.0%

0.0%

0.0%

Net Revenues

$420.1

$383.3

9.6%

0.0%

9.6%

Appendix B –

Reconciliation of Segment Constant Currency Revenue Growth

Dollars in Millions

Three Months Ended

% Increase / (Decrease)

June 30, 2013

July 1, 2012

Constant Currency

Currency

Total

Americas

$199.8

$176.8

12.9%

0.1%

13.0%

EMEA

137.8

126.9

8.1%

0.5%

8.6%

Asia

50.4

43.6

17.3%

(1.8%)

15.5%

OEM

32.1

36.0

(11.0%)

0.2%

(10.8%)

Net Revenues

$420.1

$383.3

9.6%

0.0%

9.6%

Appendix C –

Reconciliation of Critical Care Product Constant Currency Revenue Growth

Dollars in Millions

Three Months Ended

% Increase / (Decrease)

June 30, 2013

July 1, 2012

Constant Currency

Currency

Total

Vascular & Interventional Access

$112.0

$109.7

2.8%

(0.8%)

2.1%

Anesthesia

90.9

57.6

57.3%

0.5%

57.8%

Respiratory

43.5

46.3

(6.5%)

0.4%

(6.1%)

Urology

43.0

40.3

6.0%

0.7%

6.6%

Critical Care Net Sales

$289.3

$253.9

14.0%

(0.1%)

13.9%

Appendix D –

Second Quarter Income Statement from Continuing Operations

Dollars in millions, except per share

Q2’13 Q2’12

Revenues

$420.1

$383.3

9.6%

Adjusted gross profit

209.2

184.4

13.5%

Adjusted gross margin

49.8%

48.1%

Adjusted selling, general and administrative expenses

121.1

105.3

15.0%

Research and development expenses

16.5

13.7

20.6%

Adjusted operating expenses

137.7

119.0

15.6%

32.8%

31.1%

Adjusted operating income

71.5

65.3

9.5%

Adjusted operating margin

17.0%

17.0%

(Income) / losses and other charges

(5.2)

0.6

NA

Restructuring and impairment charges

13.0

0.3

NA

(Gain) / loss on sale of businesses and assets

-

(0.3)

NA

Operating income

63.8

64.7

-1.5%

Operating margin

15.2%

16.9%

Interest expense, net

14.3

17.7

-19.5%

Net income attributable to noncontrolling interest

0.2

0.3

-32.2%

Taxes / (benefit) on income from continuing operations

6.1

(0.3)

NA

Income from continuing operations attributable to common shareholders

$43.2

$47.0

-8.0%

Earnings per share attributable to common shareholders

$0.99

$1.14

Appendix E –
EPS Reconciliation from Continuing Operations

Quarter Ended – June 30, 2013

	Cost of goods sold	Selling, general and administrative expenses	Restructuring and other impairment charges	Gain/(loss) on sales of businesses and assets	Interest expense, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$210.6	$116.3	$13.0	—	$14.3	$6.1	$43.2	$0.99	43,429
Adjustments				—					
Restructuring and other impairment charges	—	—	13.0	—	—	2.0	11.0	$0.25	—
Gain/(loss) on sales of businesses and assets	—	—	—	—	—	—	—	—	—
Losses and other charges (A)	(0.3)	(4.9)	—	—	—	0.8	(6.0)	($0.13)	—
Amortization of debt discount on convertible notes	—	—	—	—	2.8	1.0	1.8	$0.04	—
Intangible amortization expense	—	12.1	—	—	—	4.2	7.9	$0.18	—
Tax Adjustment (B)	—	—	—	—	—	4.7	(4.7)	($0.11)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	$0.04	(1,514)
Adjusted basis	$210.9	$109.0	—	—	$11.5	$18.7	$53.2	$1.27	41,915

(A) In 2013, losses and other charges include approximately ($7.1) million, net of tax, or ($0.16) per share, related to the reversal of a contingent consideration liability; $1.4 million, net of tax, or $0.04 per share, related to acquisition costs; and ($0.4) million, net of tax, or ($0.01) per share, related to a reserve reversal associated with a previously announced stock keeping unit ("SKU") rationalization charge.

(B) The tax adjustment represents a net benefit resulting from the resolution (including the expiration of statues of limitations) of various prior years' U.S. federal, state and foreign tax matters.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

30

Appendix F –
EPS Reconciliation from Continuing Operations

Quarter Ended - July 1, 2012

	Cost of goods sold	Selling, general and administrative expenses	Restructuring and other impairment charges	Gain/(loss) on sales of businesses and assets	Interest expense, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$199.0	$106.0	$0.3	$0.3	$17.7	($0.3)	$47.0	$1.14	41,076
Adjustments									
Restructuring and other impairment charges	—	—	0.3	—	—	0.1	0.2	$0.00	—
Gain/(loss) on sales of businesses and assets	—	—	—	(0.3)	—	—	(0.3)	($0.01)	—
Losses and other charges (A)	—	0.6	—	—	—	0.2	0.4	$0.01	—
Early termination of interest rate sw ap (B)	—	—	—	—	3.6	1.3	2.3	$0.06	—
Amortization of debt discount on convertible notes	—	—	—	—	2.6	0.9	1.6	$0.04	—
Intangible amortization expense	—	10.7	—	—	—	3.9	6.8	$0.17	—
Tax adjustment (C)	—	—	—	—	—	7.7	(7.7)	($0.19)	—
Shares due to Teleflex under note hedge (D)	—	—	—	—	—	—	—	—	(21)
Adjusted basis	$199.0	$94.6	—	—	$11.5	$13.9	$50.4	$1.23	41,055

(A) In 2012, losses and other charges include approximately $0.4 million, net of tax, or $0.01 per share, related to acquisition costs.

(B) In 2011, the Company terminated an interest rate swap that, at the date of termination, had a notional amount of $350 million. The interest rate swap was designated as a cash flow hedge against the term loan under our senior credit facility. At the date of termination, the interest rate swap was in a liability position, resulting in a cash payment by the Company to the counterparty of approximately $14.8 million, which included $3.1 million of accrued interest. In accordance with GAAP, the Company amortized this amount as additional interest expense over the remainder of the original term of the interest rate swap, which expired in September 2012. In the second quarter of 2012, the impact of the amortization, net of tax, was approximately $2.3 million, or $0.06 per share.

(C) The tax adjustment represents a net benefit resulting from the resolution (including the expiration of statues of limitations) of various prior years' U.S. federal, state and foreign tax matters.

(D) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

31

Appendix G –

Reconciliation of 2013 Outlook Earnings per Share Guidance

Low High

Diluted earnings per share attributable to common shareholders

$3.30

$3.50

Restructuring and impairment charges, net of tax

$0.50

$0.50

Intangible amortization expense, net of tax

$0.75

$0.75

Amortization of debt discount on convertible notes, net of tax

$0.15

$0.15

Adjusted diluted earnings per share

$4.70

$4.90

Appendix H –

Reconciliation of Teleflex Selling, General and Administrative Expenses

$ thousands

Three Months Ended

June 30, 2013

July 1, 2012

Teleflex Selling, General and Administrative Expenses as Reported

$116,253

$105,951

Add: Contingent Consideration Income

6,641

Less: Acquisition Costs

(1,764)

(612)

Adjusted Teleflex Selling, General and Administrative Expenses

$121,130

$105,339

Appendix I –

Reconciliation of Teleflex Gross Profit

$ thousands

Three Months Ended

June 30, 2013

July 1, 2012

Teleflex Gross Profit as Reported

$209,490

$184,364

Add: Acquisition Costs

147

-

Less: Stock Keeping Unit Reserve Reversal

(467)

-

Adjusted Teleflex Gross Profit

$209,170

$184,364